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                                                                    EXHIBIT 10.9

                                 AMENDMENT NO. 3
                         TO MASTER REPURCHASE AGREEMENT

                  Amendment No. 3, dated as of September 26, 2002 (this "Amendment"), between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer") and UNITED FINANCIAL MORTGAGE CORP. (the "Seller").

                                    RECITALS

                  The Buyer and the Seller are parties to that certain Master Repurchase Agreement, dated as of August 29, 2001, as amended by Amendment No. 1 dated as of August 28, 2002 and Amendment No. 2 dated as of September 3, 2002 (the "Existing Repurchase Agreement"; as amended by this Amendment, the "Repurchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

                  The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

                  Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

                  SECTION 1. Increased Maximum Aggregate Purchase Price Period. For purposes of this Amendment, this Section 1 will be effective only during the Increased Maximum Aggregate Purchase Price Period.

                  1.1 Definitions.

                  (a) Section 2 of the Existing Repurchase Agreement is hereby temporarily amended by adding the following defined terms, which amendment shall be effective solely during the Increased Maximum Aggregate Purchase Price Period (as defined below):

                  ""Increased Maximum Aggregate Purchase Price Period" shall mean the period beginning on the date hereof through and including December 1, 2002.

                  (b) Section 2 of the Existing Repurchase Agreement is hereby temporarily amended by deleting the definition of "Maximum Aggregate Purchase Price" in its entirety and replacing it with the following language, which amendment shall be effective solely during the Increased Maximum Aggregate Purchase Price Period:

                  ""Maximum Aggregate Purchase Price" means SIXTY MILLION DOLLARS ($60,000,000)."

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                  SECTION 2. Conditions Precedent. This Amendment shall become effective on September __, 2002 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

                  2.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

                  (a) this Amendment, executed and delivered by a duly authorized officer of the Buyer and Seller;

                  (b) Evidence, in form and substance satisfactory to the Buyer, that the Seller has deposited $600,000 in cash collateral to the account specified in Section 9 of the Repurchase Agreement;

                  (c) such other documents as the Buyer or counsel to the Buyer may reasonably request.

                  SECTION 3. Representations and Warranties. The Seller hereby represents and warrants to the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Repurchase Agreement.

                  SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

                            [SIGNATURE PAGE FOLLOWS]

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                  IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:                                   CREDIT SUISSE FIRST BOSTON MORTGAGE
                                         CAPITAL LLC,
                                         AS BUYER

                                         By: /s/ Jeff Detwiler
                                             -----------------------------------
                                             Name: Jeff Detwiler
                                             Title: Vice President

Seller:                                  UNITED FINANCIAL MORTGAGE CORP.,
                                         AS SELLER

                                         By: /s/ Steve Khoshabe
                                             -----------------------------------
                                             Name: Steve Khoshabe
                                             Title: Chief Financial Officer